EXHIBIT 10.8.2

                              MASTER REVOLVING NOTE
            Variable Rate-Demand (Business and Commercial Loans Only)
                             (hereafter the "Note")
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OBLIGOR #                   NOTE #                     NOTE DATE                   TAX IDENTIFICATION NO.
                                                       ___________,
                                                       1996

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AMOUNT                      EXECUTED IN:               MATURITY DATE
$10,000,000.00                                         ON DEMAND (See Floorplan Agreement)
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         Reference is made to that certain "Motor Vehicle Floor Planning
         Agreement and Security Agreement" executed contemporaneously with this
         Note by and between Comerica Bank and Maker (as defined in this Note)
         (the "Floorplan Agreement"). The Floorplan Agreement are hereby incorporated by this reference into and made a part of this Note. In the event of a conflict between the Floorplan Agreement and this Note, then the Floorplan Agreement, as the case may be, shall prevail.
         Specifically, notwithstanding various provisions of this Note that state the indebtedness evidenced by this Note is payable upon demand, the provisions of the Floorplan Agreement prevail.

         For Value Received, the undersigned, FIRST TEAM FORD, LTD., a Florida limited partnership ("Dealer"), whose principal place of business is 3786 Highway 17-92 South, Sanford, Florida 32771 ("Maker"), promise(s) to pay ON DEMAND to the order of Comerica Bank ("Bank"), at any office of the Bank in the State of Michigan, TEN MILLION DOLLARS (U.S.) ($10,000,000.00) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until demand or an Event of Default, as later defined, at a per annum rate equal to the Quoted Rate (as that term is defined herein), and after that at a rate equal to the Default Rate (as that term is defined in the Floorplan Agreement). All references herein to interest shall mean interest calculated at the Quoted Rate, unless specifically noted otherwise. Interest rate changes will be effective for interest computation purposes as and when the Quoted Rate changes (which, if applicable, will be as and when the Bank's prime rate changes). Interest shall be calculated on the basis of a 360-day year for the actual number of days the principal is outstanding. Unless sooner demanded, accrued interest on this Note shall be payable on the 15th day of each month commencing the first calendar month after the date of the first advance of funds by Bank that are evidenced by this Note. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month, unless sooner demanded. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to 5% of each late payment of interest may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note. A late payment charge, as described and set forth in the Floorplan Agreement, may be charged by Bank incident to any late payment of principal.

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         The term "Quoted Rate" shall mean a per annum rate of interest established from time to time pursuant to the following procedures:

                  (1) first, Bank shall notify Maker from time to time of the then available Quoted Rate (and any such available Quoted Rate shall be available for a period of at least thirty (30) days) (together with any terms then associated with the Quoted Rate - such as by way of example only, the Quoted Rate may be available for a specific amount of principal and for a specific period of time, e.g., $1,000,000.00 for thirty days);

                  (2) second, if Maker desires to avail itself of the then quoted rate, Maker shall notify Bank solely by telephonic communication;

                  (3) third, Bank shall then confirm the Quoted Rate by written notice to Maker; and

                  (4) fourth, the Maker's failure to object to such written notice within two (2) business days after Bank sends the written notice shall constitute Maker's acceptance of the Quoted Rate (and any associated terms and conditions) set forth in said written notice; and

                  (5) the Quoted Rate shall be no higher a rate than the sum of:
(i) the then thirty (30) day LIBOR rate (as announced from time to time) plus
(ii) two hundred thirty (230) basis points.

In the event there is no such established Quoted Rate (and any such rate may be referred to herein as an "Established Rate"), then the Quoted Rate shall be a per annum rate that is the sum of: (i) the Bank's prime rate from time to time in effect, plus (ii) zero percent (0.0%). The Bank's "prime rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Further, in the event there is in effect an Established Rate, Maker understands and agrees that such Established Rate shall be a fixed rate of interest and shall be applicable notwithstanding there may be a subsequent reduction in Bank's prime rate during the time period covered by the Established Rate, which may result in the Established Rate being greater than the variable rate of interest otherwise charged under this Note.

         Maker agrees that if the available Quoted Rate (which would become the Established Rate) is twenty-five (25) or more basis points below the variable rate of interest otherwise charged under this Note as of the date on which Bank announces the available Quoted Rate, then the Established Rate under this Note shall become said available Quoted Rate without notice to Maker and without the need for any instruction or authorization from Maker.

         The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the Maker, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be presumed correct. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed

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on the principal balance outstanding from time to time under this Note until the same is paid in full.

         This Note and any other indebtedness and liabilities of any kind of the Maker (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the Maker with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the Maker from time to time with the Bank, by all property of any of the Maker from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the Maker to or for the benefit of the Bank (collectively "Collateral"). The term "Collateral" is defined with more particularity in the Floorplan Agreement.

         If the Maker (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) there is a default or event of default as defined in the Floorplan Agreement, then the Bank, upon the occurrence of any of these events (each a "Default" or "Event of Default"), may at its option, but in all events subject to the notice and right to cure provisions provided for in the Floorplan Agreement (which notice and right to cure provisions are incorporated into and made a part hereof), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the Maker (or any of them), charge interest at the Default Rate (as that term is defined in the Floorplan Agreement) and exercise any one or more of the rights and remedies granted to the Bank by the Floorplan Agreement, under any agreement with the Maker (or any of them), or given to Bank under applicable law.

         The Maker acknowledge(s) that this Note matures upon issuance, and that the Bank, at any time, without notice, and without reason, may demand that this Note be immediately paid in full (subject, however, to the provisions of the Floorplan Agreement). The demand nature of this Note shall not be deemed modified by reference to a Default or Event of Default in this Note or in the Floorplan Agreement or in any other agreement to a Default by the Maker or to the occurrence of an Event of Default. For purposes of this Note, to the extent there is reference to an Event of Default, this reference is for the purpose of permitting the Bank to accelerate Indebtedness not on a demand basis and to receive interest at the default rate provided in the document evidencing the relevant Indebtedness. It is expressly agreed that the Bank may exercise its demand rights under this Note whether or not an Event of Default has occurred (subject, however, to the provisions of the Floorplan Agreement).

         All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

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         If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the Maker, and the Maker's respective heirs, personal representatives, successors and assigns.

         The Maker waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the Maker (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the Maker, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the Maker. The Maker waive(s) all defenses or right to discharge available under Florida Statute ss. 673.6051 and waive(s) all other suretyship defenses or right to discharge. The Maker agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the Maker or the Indebtedness.

         The Maker agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, all expenses even if not taxable court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note. Attorneys' fees include paralegal fees, expert witness fees, investigative fee, administrative costs, and all other reasonable charges billed by the attorney.

         The Maker acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "Maker" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective.

         This Note shall be governed by and construed in accordance with the laws of the State of Florida; provided, however, with regard to the enforcement of security interests encumbering any portion of any collateral given as security for this Note which is located outside of the State of Florida, then the laws of the state where such portion of the collateral is located shall be applicable for the purpose of enforcement of such security interests.

         The Maker has executed this Note in the city, state or other location first set forth above on the date first set forth above, and is effective upon delivery to the Bank in Detroit, Michigan.

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         In no event shall the amount of interest due or payments in the nature of interest payable to Bank under this Note exceed the maximum contract rate of interest allowed by applicable law, as amended from time to time. In the event any such payment is paid by Maker or received by Bank, then, upon discovery of such overcharge, Bank shall immediately notify Maker of such overcharge and shall refund the amount thereof to Maker; provided, however, Maker may elect to have such overcharge applied to the reduction of principal under this Note.

THE MAKER AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

                             FIRST TEAM FORD, LTD., a Florida
                             limited partnership, by its sole
                             general partner:

                                  FIRST TEAM MANAGEMENT, INC., a Florida
                                  corporation

                                  By: __________________________________________
                                           John Lumpkin, as its Vice President
                                                    (CORPORATE SEAL)

                                       Date executed:  ______________, 1996

WITNESSES TO ABOVE SIGNATURE (HOWEVER, THE WITNESSES
BELOW ARE NOT INCLUDED AS THE "UNDERSIGNED" AS REFERRED
TO IN THE ABOVE PROMISSORY NOTE):

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(PRINT NAME OF WITNESS ABOVE)


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(PRINT NAME OF WITNESS ABOVE)

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STATE OF GEORGIA
COUNTY OF _____________

         The foregoing instrument was acknowledged before me this _____ day of April, 1996, by John Lumpkin, as Vice President of FIRST TEAM MANAGEMENT, INC., a Florida corporation, on behalf of the corporation as the sole general partner of FIRST TEAM FORD, LTD., a Florida limited partnership, on behalf of the partnership, and who is personally known to me or who has produced ________________________ as identification.

                                         ________________________________(SEAL)
                                    (Signature of person taking acknowledgment)

                               ________________________________________________
                               (Name of acknowledger typed, printed or stamped)

                                                                  NOTARY PUBLIC
                                              My commission expires:___________

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                 For Bank Use Only
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LOAN OFFICER INITIALS        LOAN GROUP NAME

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LOAN OFFICER I.D. NO.        LOAN GROUP NO.

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